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                                                                    EXHIBIT 10.9

                              AMENDED AND RESTATED
                           CONFIDENTIALITY AGREEMENT


         THIS CONFIDENTIALITY AGREEMENT dated as of July 2, 1997, as amended and restated as of July 30, 1997 (this "Agreement"), by and between Alternative Living Services, Inc., a Delaware corporation ("ALI") and Sterling House Corporation, a Kansas corporation ("Sterling House").

         WHEREAS, each party (the "Disclosing Party") has agreed to disclose certain confidential and proprietary information to the other party (the "Recipient") concerning the desirability and viability of a potential corporate transaction involving the parties (the "Possible Transaction");

         WHEREAS, Recipient desires to review such information to determine its interest in the Possible Transaction;

         WHEREAS, ALI and Sterling House are parties to that certain Confidentiality Agreement dated as of July 2, 1997 (the "Original Agreement");

         WHEREAS, simultaneously with the execution and delivery of this Agreement, ALI, Tango Merger Corporation, a Kansas corporation and wholly owned subsidiary of ALI ("Merger Sub") and Sterling House are entering into an Agreement and Plan of Merger of even date herewith (the "Merger Agreement"), pursuant to which ALI proposes to combine with Sterling House by means of a merger (the "Merger") of Merger Sub with and into Sterling House in which (a) each issued and outstanding share of common stock, no par value, of Sterling House (the "Sterling House Common Stock"), other than shares of Sterling House Common Stock that are owned by Sterling House as treasury stock, shall automatically be converted into the right to receive 1.1 shares (the "Exchange Ratio") of the common stock, $.01 par value, of ALI; (b) the issued and outstanding shares of the common stock, $.01 par value, of Merger Sub shall be converted into one hundred shares of fully paid and nonassessable shares of common stock, no par value, of the Surviving Corporation; and (c) each option to purchase Sterling House Common Stock outstanding as of the effective time of the Merger shall be assumed by ALI as provided in Section 5.7 of the Merger Agreement; and

         WHEREAS, as a condition to the willingness of the parties to enter into the Merger Agreement and incur expenses and expend time and effort in connection with the Merger Agreement and transactions contemplated thereby, ALI has required that Sterling House agree, and Sterling House has required that ALI agree, to amend and restate the Original Agreement to make certain changes to the representations, warranties and agreements set forth therein as hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained
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herein, the adequacy of which is acknowledged by such party, the parties agree as follows:

         1. In connection with the Possible Transaction and the Merger, the Disclosing Party has agreed to furnish the Recipient with information the Disclosing Party views as non-public, confidential or proprietary in nature (the "Information"). Such Information shall consist of any and all tangible and intangible information, whether oral, in writing or in any other medium, whether developed by the Disclosing Party or furnished to the Disclosing Party by other third parties at the direction of the Disclosing Party. Notwithstanding the previous sentence, however, the term "Information" shall not apply to information and data which (i) at the time of disclosure, is generally available to the public, (ii) after disclosure by the Disclosing Party, becomes published or generally available to the public, other than through any act or omission on the part of the Recipient, (iii) the Recipient can show was in its possession at the time of disclosure and was not acquired directly or indirectly from the Disclosing Party, or (iv) was rightfully acquired by the Recipient from third parties who themselves rightfully acquired such information and who did not themselves obtain the Information under a confidentiality agreement with the Disclosing Party.

         2.      With regard to the Information, the Recipient agrees:

                 (a) to disclose the Information only to: (i) those of its employees and officers whom the Recipient considers to have a need to know or whom are necessary to perform analyses and other services;
                          (ii) its directors; (iii) its affiliates, and each of their directors, officers and employees (but only as to those affiliates, directors, officers and employees who have a need to know); and (iv) its outside consultants, agents, auditors and attorneys who are specifically engaged to provide services for the Possible Transaction, all of whom as defined in clauses (i) through (iv) (collectively, "Representatives") shall be informed of the confidential nature of the Information and agree to be bound by the terms of this Agreement;

                 (b) to be liable for any breach of this Agreement by its Representatives who have not entered into a separate, identical confidentiality agreement with the Disclosing Party;

                 (c) to not use the Information for any other purpose other than its evaluation of the Possible Transaction being considered or the Merger;

                 (d) to make the minimum number of copies of the Information which the Recipient deems necessary for its review and analysis;

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                 (e)      that, upon termination of this Agreement (as provided
                          in paragraph 4 hereinafter), Recipient, at the request of the Disclosing Party, will either return or destroy the Information and all copies made and certify in writing to the Disclosing Party that the Information and all copies thereof have been returned or destroyed; provided, however, that in the event that the Recipient subsequently discovers Information and/or any copies thereof which were neither returned nor destroyed, the Recipient agrees to promptly notify the Disclosing Party of such fact, and, at the request of the Disclosing Party, will either return or destroy the same as promptly as possible;

                 (f) to treat the Information as confidential and in a manner that is at a minimum consistent with its internal procedures for handling and protecting its own confidential information; and

                 (g) except as otherwise provided in the Merger Agreement, no representation or warranty, express or implied, is made by the Disclosing Party as to the accuracy, completeness or sufficiency of the Information and neither the Disclosing Party, its subsidiaries or affiliates, nor any of their respective officers, directors, employees, stockholders, agents or Representatives will have any liability to the Recipient resulting from the Recipient's use of the Information or any errors therein or omissions therefrom. It is understood that all representations and warranties given by the parties hereto are set forth in the Merger Agreement. Except as otherwise provided in the Merger Agreement, neither party hereto shall have any obligation to furnish Information to the other party hereto.

         3. Notwithstanding paragraph 2 above, the Recipient shall be permitted to disclose the Information in order to comply with any applicable statute, rule, regulation, court order, administrative agency directive or rule of The Nasdaq Stock Market, Inc. or of a nationally or internationally recognized stock exchange; provided, however, that in the event that the Recipient or any of its Representatives is compelled to disclose any part of or all of the Information, the Recipient or Representative shall promptly notify the Disclosing Party of such fact and will cooperate with the Disclosing Party to obtain a protective order or other appropriate remedy to maintain the confidential nature of the Information; provided further, however, that if the Recipient or Representative discloses any part or all of the Information in compliance with this paragraph, the Recipient or Representative shall disclose only that portion of the Information which it is advised by counsel that it is legally required to disclose.

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                 In addition, without the prior written consent of the
                 Disclosing Party, the Recipient will not, and will cause its Representatives not to, disclose to any person or entity (i) that the Information has been made available to the Recipient or its Representatives, (ii) that discussions or negotiations are taking place concerning the Possible Transaction between the parties, including, without limitation, the existence of this Agreement, or (iii) any of the terms, conditions or other facts with respect to the Possible Transaction, including the status thereof, except as required under federal securities laws as evidenced by a written opinion of counsel to such effect. In the event counsel determines that such disclosure is required under federal securities laws, the Recipient agrees to furnish a copy of the written opinion of counsel to the Disclosing Party and to consult with the Disclosing Party concerning the form and substance of any such disclosure a reasonable period of time prior to making any such disclosure.

         4. This Agreement shall commence as of the date hereof and shall terminate on the first to occur of (i) the effective date of the Merger or (ii) two years after termination of the Merger Agreement.

         5. The parties agree that money damages would not be a sufficient remedy for any breach or anticipated breach of this Agreement by the Recipient and that the Disclosing Party shall be entitled to specific performance and/or injunctive or other equitable relief as a remedy for any such breach. If a court of competent jurisdiction determines that the Disclosing Party is entitled to injunctive or equitable relief, the Recipient agrees to waive any requirement for the securing or posting of any bond in connection with such remedy. Such remedy shall not be deemed to be the exclusive remedy for breach of this Agreement but shall be in addition to all other remedies available at law or in equity to the Disclosing Party.

         6. Each party hereby acknowledges that it is aware that securities laws of the United States prohibit any person who has material, non-public information concerning a company or a possible transaction involving a company from purchasing or selling securities in reliance upon such information or from communicating such information to any other person or entity under circumstances in which it is reasonably foreseeable that such person or entity is likely to purchase or sell such securities while in possession of such information.

         7. Sterling House and ALI agree that during the period of one year following the date of this Agreement, except with the prior approval of the Board of Directors of the other party, neither Sterling House or ALI nor any of their respective affiliates, as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), shall, directly or indirectly, except as otherwise contemplated or permitted by the Merger Agreement:

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                 (a)      acquire or agree to acquire beneficial ownership (as
                          defined in Rule 13d-3 under the Exchange Act) of any outstanding common stock of the other party or any of its affiliates, or any rights or options to acquire such ownership, or any bank debt, claims against or other obligations of the other party or any of its affiliates, whether now or hereafter outstanding; provided, however, any affiliate shall not be deemed to be in violation of this provision solely by reason of such affiliate acting as an investment advisor or manager for a fund or entity which holds not greater than one percent (1%) of the outstanding common stock of the other party hereto;

                 (b) seek to have called any meeting of stockholders, or initiate, propose or solicit the taking of any action by written consent of stockholders, of the other party or any of its affiliates in lieu of a meeting, or solicit or participate in the solicitation of proxies with respect to any proposal, or seek to appoint, elect or remove any member of the board of directors of the other party or any of its affiliates, or take any action to effect a change of control of the other party or any of its affiliates;

                 (c) propose to enter into any merger, restructuring or business combination involving, or make any tender offer or exchange offer for securities of, the other party or any of its affiliates, or to purchase any material assets of the other party or any of its affiliates, except in connection with the Possible Transaction contemplated by this Agreement;

                 (d) form, join or participate in a partnership, limited partnership, syndicate or other group, or enter into any contract, arrangement, understanding or relationship, or deposit any securities of the other party in a voting trust or subject any such securities to any arrangement, understanding or agreement with respect to the voting, holding or disposition of such securities, or otherwise act in concert with any other person for the purpose of acquiring, holding, voting or disposing of any outstanding common stock or material assets of the other party or any of its affiliates, subject to the one percent (1%) proviso set forth with respect to affiliates in subparagraph (a) above; or

                 (e) subject to the provisions of paragraph 3, disclose any intention, plan or arrangement to take any of the foregoing actions prohibited by this paragraph 7, or participate in or induce or encourage any other person to take any of such actions.

         8. Except as otherwise contemplated or required by the Merger Agreement, neither party shall solicit for employment any of the current employees, who hold a


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                 position of responsibility of regional or divisional manager or higher, of the other party or such other party's affiliates so long as they are employed by such other party or affiliate during the period of one year following the date of this Agreement, without the prior written consent of the other party; provided, however, that nothing herein shall restrict or preclude either party's rights to make generalized searches for employees by use of advertisements in the media (including without limitation trade media) or by engaging search firms which are not targeted or focused on the employees of the other party or such other party's affiliates and hiring such other party's or affiliate's employees as a result thereof or by responding to unsolicited inquiries by the other party's or affiliate's employees.


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         9.      The parties further agree that:

                 (a) the rights and obligations of each party shall not be assignable without the prior written consent of the non-assigning party;

                 (b) this Agreement shall be governed and construed in accordance with the internal laws, and not the laws pertaining to conflicts of laws, of the State of Kansas. The parties hereto irrevocably waive trial by jury;

                 (c) this Agreement, together with the Merger Agreement, contains the entire understanding and agreement between the parties as to the subject matter hereof and thereof and supersedes all prior or contemporaneous communications, agreements and understandings between the parties, whether written or oral;

                 (d) any modifications, waivers or amendments to this Agreement shall only become effective if in writing and signed by each party;

                 (e) no failure or delay by either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege hereunder;

                 (f) in case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby;

                 (g) in the event of litigation relating to this Agreement, if a court of competent jurisdiction determines in a final, nonappealable order that a party has breached this Agreement, then such party shall be liable and pay to the non-breaching party the reasonable legal fees such non-breaching party has incurred in connection with such litigation, including any appeal therefrom; and

                 (h) it is the explicit intention of the parties hereto that the covenants, undertakings and agreements set forth in this Agreement shall be solely for the benefit of, and shall be enforceable only by, the parties hereto and their respective successors.


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         IN WITNESS WHEREOF, the parties have caused this Confidentiality
Agreement to be executed and delivered effective as of the date first written above.


ALTERNATIVE LIVING SERVICES, INC.          STERLING HOUSE CORPORATION


By: /s/ WILLIAM F. LASKY                   By: /s/ TIMOTHY J. BUCHANAN
    --------------------                       -----------------------
    President and Chief                        Timothy J. Buchanan
    Executive Officer                          Chairman of the Board and
                                               Chief Executive Officer


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